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                                                                  EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into the Company's previously filed Registration Statements (File No. 333-16977 and 333-23107) on form S-8.


                                                          /s/ARTHUR ANDERSEN LLP
                                                          ----------------------
                                                          ARTHUR ANDERSEN LLP

San Jose, California
June 9,1997